Exhibit 10.3

TERM NOTE

$44,687,500	July 1, 2014

FOR VALUE RECEIVED, the undersigned KVH INDUSTRIES, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to BANK OF AMERICA, N.A. or its assigns (the “Lender”), the principal amount of Forty-Four Million Six Hundred Eighty-Seven Thousand Five Hundred and 00/100 Dollars ($44,687,500.00), in accordance with the provisions of that certain Credit Agreement dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount hereof, from the date hereof until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Loan made by the Lender shall be evidenced by a loan account or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND.

KVH INDUSTRIES, INC. By: /s/ Peter Rendall Name: Peter Rendall Title: Chief Financial Officer

TERM NOTE

$20,312,500	July 1, 2014

FOR VALUE RECEIVED, the undersigned KVH INDUSTRIES, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to THE WASHINGTON TRUST COMPANY or its assigns (the “Lender”), the principal amount of Twenty Million Three Hundred Twelve Thousand Five Hundred and 00/100 Dollars ($20,312,500.00), in accordance with the provisions of that certain Credit Agreement dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount hereof, from the date hereof until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Loan made by the Lender shall be evidenced by a loan account or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND.

KVH INDUSTRIES, INC. By: /s/ Peter Rendall Name: Peter Rendall Title: Chief Financial Officer